SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



                          Date of Report: July 23, 2003



                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  0-10772


         Virginia                                                  54-0846569
(State or other jurisdiction of                         (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                        21046-2306
(Address of principal executive office)                            (Zip Code)



Registrant's telephone number, including area code:            (301) 939-7000


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                                ESSEX CORPORATION



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits

          99.1   Press Release dated July 23, 2003, issued by Essex Corporation.

ITEM 9. REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."
         On July 23, 2003, Essex Corporation issued a press release announcing its financial results for the first half ended June 29, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESSEX CORPORATION
                                            (Registrant)


                                            /S/ JOSEPH R. KURRY, JR.
                                            ---------------------------------
DATE:  July 23, 2003                        Joseph R. Kurry, Jr.
                                            Sr. Vice President, Treasurer and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
NUMBER          DESCRIPTION



99.1            Press Release dated July 23, 2003, issued by Essex Corporation.